Exhibit 10.3

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (the "Security Agreement") is made and entered into as of March 1, 2009 by

Lumea, Inc., a Nevada corporation ("Lumea"), with its principal place of business at 7430 E. Butherus Dr., Suite C, Scottsdale, Arizona 85260,

for the benefit of

Easy Staffing Services, Inc., a Delaware corporation ("Secured Party"), with its principal place of business at 33747 N. Scottsdale Rd., Suite 135., Scottsdale, AZ 85266.

RECITALS

Lumea has contemporaneously herewith executed in favor of Secured Party a Promissory Note in the principal amount of Five Million Seven Hundred Fifty Thousand Dollars ($5,750,000) (the "Promissory Note").

As security for the Promissory Note, Lumea has agreed to give Secured Party a security interest (the "Security Interest") in the property described on Exhibit "A" attached hereto and incorporated herein by reference (hereinafter called the "Collateral").

1.             Security Interest.

1.1          For good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Lumea hereby grants to Secured Party a security interest (hereinafter called the "Security Interest") in the property described on Exhibit "A".

1.2          This Security Agreement is given for the purpose of securing, in such order of priority as Secured Party may elect:

(a)           Payment of the amount of Five Million Seven Hundred Fifty Thousand Dollars ($5,750,000) with interest thereon, extension and other fees, late charges and attorney's fees, according to the terms of the Promissory Note, and all extensions, modifications, renewals or replacements thereof; and

(b)           Payment, performance and observance by Lumea of each agreement, term, provision and condition contained herein, or to preserve any right of Secured Party hereunder, or to protect or preserve the Collateral or any part thereof.

1.3           All of the indebtedness and obligations secured by this Security Agreement are hereinafter collectively called the "Obligation".

2.             Warranties, Covenants And Agreements of Lumea. Lumea represents and warrants that:

(a)           Lumea is the true and lawful owner of the Collateral and has full power, right and authority to execute and deliver this Security Agreement;

(b)          No defense, setoff, claim or counterclaim exists against Secured Party that could be asserted against Secured Party, whether in any proceeding to enforce Secured Party's interest in the Collateral or otherwise; and

(c)          Lumea has not conveyed, transferred, or assigned the Collateral or any of its rights or interest therein and has not executed any other document or ins trument that might prevent or limit Secured Party from operating under the terms and conditions of this Security Agreement.

2.2          Except as set forth in Section 2.7, Lumea will make no other assignment (and will allow no other assignment to be made) of the Collateral or of any right or interest therein without the prior written consent of Easy.

2.3          Lumea does hereby make, constitute and appoint Secured Party, its successors and assigns, Lumea's true and lawful attorney in fact, in Lumea's name, place and stead, or otherwise:

(a)          To do all acts, including the filing of a UCC Financing Statement (including continuation statements and amendments) with the appropriate filing office, and to execute, acknowledge, obtain and deliver any and all instruments, documents, items or things necessary, proper or required as a term, condition or provision of the Collateral or in order to exercise any rights of Lumea under the Collateral or to receive and enforce any performance due Lumea under the Collateral;

(b)          To demand and receive all performances due under or with respect to the Collateral and to take all lawful ways and means for the enforcement thereof and to compromise and settle any claim or cause of action in Lumea arising from or related to the Collateral and give acquittances and other sufficient discharges relating thereto; and

(c)           To file any claim or to take any other action or proceeding, either in its own name or in that of its nominee, or in the name of Lumea or otherwise, to enforce performances due under or related to the Collateral or to protect and preserve the right, title and interest of Secured Party hereunder.

2.4          The power of attorney given herein is a power coupled with an interest and shall be irrevocable so long as any part of the Obligation remains unpaid or unperformed. Secured Party shall have no obligation to exercise any of the foregoing rights and powers in any event.

2.5          No change, amendment or modification shall be made to the Collateral or to the instructions of Lumea contained herein without the prior written approval of Secured Party.

2.6          Lumea, at its cost and expense, shall protect and defend this Security Agreement, all of the rights of Secured Party hereunder and the Collateral against all claims and demands of other parties. Lumea shall pay a11 claims and charges that in the opinion of Secured Party might prejudice, imperil or otherwise affect the Collateral or the Security Interest. Lumea shall promptly notify Secured Party of any levy, distraint or other seizure by legal process or otherwise of any part of the Collateral and of any threatened or filed claims or proceedings that might in any way affect or impair the terms of this Security Agreement.

2.7          The Security Interest, at all times, shall be perfected and shall be prior to any other interest in the Collateral other than a security interest granted to Porter Capital for factoring receivables, and any replacement factoring or lending institution. Lumea, on demand, shall promptly pay all costs and expenses of filing and recording, including the costs of any searches, deemed necessary by Secured Party from time to time to establish and determine the validity and the continuing priority of the Security Interest.

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2.8          If Lumea shall fail to pay any expenses or charges, to keep all of the Collateral free from other security interests, encumbrances or claims or to perform otherwise as required herein, Secured Party may advance the moneys necessary to pay the same.

3.             EVENTS OF DEFAULT; REMEDIES.

3.1          The occurrence of any of the following events or conditions shall constitute and is hereby defined to be an "Event of Default" under this Security Agreement, the Promissory Note and the Asset Purchase Agreement:

(a)          Any failure to pay any principal or interest or any other part of the Obligation pursuant to the provisions contained in the Promissory Note, when due, and such failure is not remedied within thirty (30) days after receipt by Lumea of written notice of default given by Secured Party to Lumea.

(b)          Any warranty, representation or statement contained in this Security Agreement, the Promissory Note, or any other document or instrument executed or delivered in connection with the Obligation, or made or furnished to Secured Party by or on behalf of Lumea, that shall be or shall prove to have been materially false when made or furnished.

(c)          The filing by Lumea, (or against Lumea) in which Lumea acquiesces or which is not dismissed within sixty (60) days after the filing thereof) of any proceeding under the federal bankruptcy laws now or hereafter existing or any other similar statute now or hereafter in effect; the entry of an order for relief under such laws with respect to Lumea or the appointment of a receiver, trustee, custodian or conservator of all or any part of the assets of Lumea.

(d)          The insolvency of Lumea, or the execution by Lumea, of an assignment for the benefit of creditors; or the convening by Lumea of a meeting of its creditors, or any class thereof, for purposes of effecting a moratorium upon or extension or composition of its debts; or the failure of Lumea to pay its debts as they mature; or if Lumea is generally not paying its debts as they mature.

(e)          The liquidation, termination or dissolution of Lumea if Secured Party is not reasonably reassured of timely payment and performance hereunder and under the Promissory Note.

(f)          Any attachment, garnishment, levy or execution upon, or judicial seizure of, any portion of the Collateral that is not released within thirty (30) days of its execution.

(g)         Subject to Section 2.7, the existence or the filing of any lien or encumbrance against any portion of the Collateral which may impair the first lien position of Secured Party that is not released within thirty (30) days of its attachment.

(h)         The institution of any legal action or proceedings to enforce a lien or security interest in any portion of the Collateral that is not dismissed within thirty (30) days of its institution.

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(i)            The abandonment by Lumea of all or any part of the Collateral that is not recovered or otherwise replaced within thirty (30) days of its abandonment.

(j)            The loss, theft or destruction of, or any substantial damage to, any portion of the Collateral that is not replaced, restored or returned within thirty (30) days.

(k)            Lumea's abandonment or cessation of the business of providing Professional Employer Organization or employee staffing services.

3.2           Upon the occurrence of any Event of Default and at any time thereafter while such Event of Default is continuing, Secured Party shall have the following rights and remedies and may do one or more of the following:

(a)            Declare all or any part of the Obligation, including any or all of the Promissory Note, immediately due and payable, and the same, with all costs and charges, shall be collectible thereupon by action at law.

(b)            Pursue any legal remedy available to collect the Obligation, to enforce its title in and right to possession of the Collateral and to enforce any and all other rights or remedies available to it.

(c)            After notice to Lumea, sell such Collateral at public or private sale either with or without having such Collateral at the place of sale. The proceeds of such sale, after deducting therefrom all expenses of Secured Party in collecting and selling the Collateral (including reasonable attorneys' fees) shall be applied to the payment of the Obligation, and any surplus thereafter remaining shall be paid to Lumea or any other person that may be legally entitled thereto. In the event of a deficiency between such net proceeds from the same of the Collateral and the total amount of the Obligation, Lumea, upon demand, shall promptly pay the amount of such deficiency to Secured Party. Secured Party, so far as may be lawful, may purchase all or any part of the Collateral offered at any public or private sale made in the enforcement of Secured Party's rights and remedies hereunder.

3.3           Secured Party shall give Lumea reasonable notice of any sale or other disposition of all or any part of the Collateral. Lumea agrees that notice and demand shall be deemed to be commercially reasonable and effective if such notice is given to Lumea at least ten (10) days prior to such sale or other disposition in the manner provided herein for the giving of notices.

3.4           Lumea shall and does hereby indemnify and hold Secured Party harmless from any and all damages and losses arising as a result of or related to the Collateral, this Security Agreement or the exercise by Secured Party of any of its rights under this Security Agreement, including, without limitation, any judgment, amounts paid in settlement, and all costs and expenses, including reasonable attorneys' fees, incurred in defending or settling any action, suit or proceeding in connection with the foregoing, but excluding damages and losses arising out of or resulting from or relating to the gross negligence or intentional act of Secured Party or its agents or employees.

3.5           All sums advanced or paid by Secured Party under the terms hereof, all amounts paid, suffered or incurred by Secured Party in exercising any authority granted herein, including reasonable attorneys' fees, and all other amounts due Secured Party from Lumea in connection with this Security Agreement shall be added to the Obligation, shall be secured by all deeds of trust and other lien and security documents securing the Obligation, shall bear interest at the highest rate payable on any of the Obligation until paid, and shall be due and payable by Lumea to Secured Party immediately without demand.

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3.6           Lumea shall pay all costs and expenses, including, without limitation, costs of Arizona Uniform Commercial Code searches, court costs and reasonable attorneys' fees, incurred in enforcing payment and performance of the Obligation or in exercising the right and remedies of Secured Party hereunder whether in civil, probate, bankruptcy or appellate courts. Such court costs and attorneys' fees shall be set by the court and not by jury, shall be included in any judgment obtained by Secured Party, shall be added to the Obligation and shall be secured by this Security Agreement.

3.7           In addition to the remedies provided herein for an Event of Default, Secured Party shall have all the rights and remedies afforded a secured party under the Arizona Uniform Commercial Code and all other legal and equitable remedies allowed under applicable law. No failure on the part of Secured Party to exercise any of its rights hereunder arising upon any Event of Default shall be construed to prejudice its rights upon the occurrence of any other or subsequent Event of Default. No delay on the part of Secured Party in exercising any such rights shall be construed to preclude it from the exercise thereof any time during the continuance of that Event of Default. Secured Party may enforce any one or more remedies or rights hereunder successively or concurrently. By accepting payment or performance of any of the Obligation after its due date, Secured Party shall not thereby waive the agreement contained herein that time is of the essence, nor shall Secured Party waive either its right to require prompt payment or performance when due of the remainder of the Obligation or its right to consider the failure to so pay or perform an Event of Default.

4.            MISCELLANEOUS PROVISIONS.

4.1           Other Security. The acceptance of this Security Agreement by Secured Party shall not be considered a waiver of or in any way to affect or impair any other security that Secured Party may have, acquire simultaneously herewith, or hereafter acquire for the payment or performance of the Obligation, nor shall the taking by Secured Party at any time of any such additional security be construed as a waiver of, or in any way to affect or impair, the Security Interest; Secured Party may resort, for the payment or performance of the Obligation, to its several securities therefor in such order and manner as it may determine.

4.2           No Obligations to Collateral. Secured Party, by accepting this Security Agreement, shall not be subject to any obligation or liability under the Collateral, including without limitation, any duty to perform any of the terms, conditions, provisions or agreements thereof, but any and all such obligations and liabilities shall continue to rest upon Lumea as though this Security Agreement had not been made.

4.3           Modifications. Without notice of demand, without affecting the obligations of Lumea hereunder or the personal liability of any person for payment or performance of the Obligation, and without affecting the Security Interest or the priority thereof, Secured Party, from time to time, may: (i) extend the time for payment of all or any part of the Obligation, accept a renewal Promissory Note therefor, reduce the payments thereon, release any person liable for all or any part thereof, or otherwise change the terms of all or any part of the Obligation; (ii) take and hold other security for the payment or performance of the Obligation and enforce, exchange, substitute, subordinate, waive or release any such security; (iii) join in any extension or subordination agreement; or (iv) release any part of the Collateral from the Security Interest.

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4.4           Waiver. Lumea waives and agrees not to assert: (i) any right to require Secured Party to proceed against any guarantor, to proceed against or exhaust any other security for the Obligation, to pursue any other remedy available to Secured Party, or to pursue any remedy in any particular order or manner; (ii) the benefits of any statute of limitations affecting the enforcement hereof; (iii) demand, diligence, presentment for payment, protest and demand, and notice of extension, dishonor, protest, demand and nonpayment, relating to the Obligation; and (iv) any benefit of, and any right to participate in, any other security now or hereafter held by Secured Party.

4.5           Assignment; Delegation. No party may assign any of its rights under this Security Agreement, or delegate any performance under this Security Agreement, in whole or in part, whether they are voluntary, involuntary, by merger, consolidation, dissolution, operation of law, or any other manner, except with the prior written consent of the other party, which consent may be withheld for any reason or no reason. For purpose of this Section: (i) a change of control or a change of ownership is deemed an assignment of rights; and (ii) "merger" refers to any merger in which a party participates, regardless of whether it is the surviving or disappearing corporation. Any purported assignment of rights or delegation of performance in violation of this Section is null and void.

4.6           Successors and Assigns. This Security Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors, heirs, representatives and assigns, as the case may be; provided, however, that no party shall assign or delegate this Security Agreement or any of the rights or obligations created hereunder without the prior written consent of the other party. This Security Agreement shall not confer upon any person not a party to this Security Agreement, or the legal representative of such person any rights or remedies of any nature or kind whatsoever under or by reason of this Security Agreement.

4.7           Expenses. Except as otherwise expressly provided in this Security Agreement, the parties hereto shall bear their respective expenses incurred in connection with the preparation, execution and performance of this Security Agreement and the transactions contemplated hereby, including, without limitation, all fees and expenses of agents, representatives, counsel and accountants.

4.8           Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been given or made, if delivered personally or transmitted by telex, telecopy or telegram, on the date so delivered or transmitted, if sent by Federal Express or other reputable national overnight carrier, on the next business day after the date so sent, or if mailed by registered or certified mail (postage prepaid, return receipt requested), on the fifth business day after the date so mailed, to the parties at the following addresses.

         if to Sellers, to:    Easy Staffing Services, Inc.
[address]
Scottsdale, AZ 85266
Attention: Cliff Blake, President

         if to Lumea, to:    Lumea, Inc
7430 E. Butherus Dr., Suite C
Scottsdale, Arizona 85260
Attention: Mr. Edmond L. Lonergan

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or to such other person or at such other addresses as shall be furnished by any party by like notice to the other, and such notice or communication shall be deemed to have been given or made as of the date so delivered or transmitted, on the next business day after the date so sent by overnight courier or on the fifth business day after the date so mailed.

4.9           Entire Agreement. This Security Agreement, together with the Annexes and Exhibits attached he reto, r epresents t he e ntire agreement a nd unde rstanding o f the p arties h ereto w ith reference to the transactions set forth herein, and no representations, warranties or covenants have been made in connection with this Security Agreement, either express or implied, other than those expressly set forth herein, in the Annexes or in the certificates, agreements and other documents delivered in connection with the transactions contemplated hereby. This Security Agreement supersedes all prior negotiations, discussions, correspondence, communications, understandings and agreements between the parties relating to the subject matter of this Security Agreement and all prior drafts of this Security Agreement, all of which are merged into this Security Agreement.

 4.10        Third Parties. No term or provision of this Security Agreement is for the benefit of any person who is not a party hereto, and no such party will have any right or cause of action hereunder.

 4.11        Waivers, Amendments and Remedies. This Security Agreement may be amended, superseded, canceled, renewed or extended, and the terms hereof may be waived, only by a written instrument signed by Seller and Purchaser or, in the case of a waiver, by the party waiving compliance. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any waiver on the part of any party of any such right, power or privilege, nor any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.

 4.12        Section Headings. The Section headings contained in this Security Agreement are solely for convenience of reference and shall not affect the meaning or interpretation of this Security Agreement or of any term or provision hereof.

 4.13        Counterparts. This Security Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

 4.14        Facsimile and Electronic Signatures. Signatures received via facsimile or other electronic means, including in a digitally produced format (.tif, .pdf, .doc, .gif., etc.), will be deemed originals, unless otherwise expressly set forth in a clear and conspicuous manner elsewhere on the page or file that contains the facsimile or electronic signature.

 4.15        Enforcement Costs. If either party institutes an action or proceeding to enforce any rights arising under this Security Agreement, the party prevailing in such action or proceeding will be paid all reasonable attorneys' fees and costs to enforce such rights by the other party, such fees and costs to be set by the court, not by a jury, and to be included in the judgment entered in such proceeding.

4.16         Governing Law. This Security Agreement is made in and shall be governed by and construed in accordance with the laws of the State of Arizona without giving effect to the principles of conflicts of law thereof.

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4.17         Annexes, Exhibits and Schedules.  The Annexes, Exhibits and Schedules attached hereto are part of this Security Agreement as if fully set forth herein.  All references herein to Sections, Clauses, Annexes, Exhibits and Schedules shall be deemed references to such parts of this Security Agreement, unless the context shall otherwise require. Any description or disclosure set forth in any attachment hereto shall be deemed incorporated in all other attachments hereto to the extent applicable.

[Signature page follows]

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IN WITNESS WHEREOF, this Security Agreement has been executed and delivered on behalf of and in the name of Lumea on the date indicated above.

LUMEA, INC., a Nevada corporation

By:	/s/ Edmond L. Lonergan
Its:	President

EASY STAFFING SERVICES, INC., a Delaware corporation

By:	/s/ Cliff Blake
Its:	CEO

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STATE OF ARIZONA	)
) ss
County of ______________	)

The foregoing instrument was acknowledged before me this _______ day of _________________________, 2009, by __________________________________________ the _________________________ of Lumea, Inc., a Nevada corporation, for and on behalf of the company.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

Notary Public
My Commission Expires:

___________________

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EXHIBIT A
Collateral

The Collateral means all of the right, title, and interest that Lumea possesses in and to all of its assets, including all of its:

(i)            intellectual property, goodwill associated therewith, licenses and sublicenses granted and obtained with respect thereto, and rights thereunder, remedies against infringements thereof, and rights to protection of interests therein under the laws of all jurisdictions;

(ii)           leases (including equipment leases), subleases, and rights thereunder, and improvements, fixtures, and fittings thereon;

(iii)          agreements, contracts, indentures, mortgages, instruments, security interests, guaranties, other similar arrangements, and rights thereunder;

(iv)          accounts, notes, and other receivables;

(v)           tangible personal property (such equipment, supplies, and furniture);

(vi)          claims, deposits, prepayments, refunds, causes of action, choses in action, rights of recovery, rights of set off, and rights of recoupment (including any such item relating to the payment of taxes);

(vii)         franchises, approvals, permits, licenses, orders, registrations, certificates, variances, and similar rights obtained from governments and governmental agencies to the extent assignable or transferable;

(viii)        books, records, ledgers, files, documents, correspondence, lists, plats, architectural plans, drawings, and specifications, creative materials, advertising and promotional materials, studies, reports, and other printed or written materials; and

(ix)           cash.

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SECURITY AGREEMENT

THIS SECURITY AGREEMENT (the "Security Agreement") is made and entered into as of March 1, 2009 by

Lumea, Inc., a Nevada corporation ("Lumea"), with its principal place of business at 7430 E. Butherus Dr., Suite C, Scottsdale, Arizona 85260,

for the benefit of

Easy Staffing Services, Inc., a Delaware corporation ("Secured Party"), with its principal place of business at 33747 N. Scottsdale Rd., Suite 135., Scottsdale, AZ 85266.

RECITALS

Lumea has contemporaneously herewith executed in favor of Secured Party a Promissory Note in the principal amount of Three Million Dollars ($3,000,000) (the "Promissory Note").

As security for the Promissory Note, Lumea has agreed to give Secured Party a security interest (the "Security Interest") in the property described on Exhibit "A" attached hereto and incorporated herein by reference (hereinafter called the "Collateral").

1.            Security Interest.

1.1          For good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Lumea hereby grants to Secured Party a security interest (hereinafter called the "Security Interest") in the property described on Exhibit "A".

1.2          This Security Agreement is given for the purpose of securing, in such order of priority as Secured Party may elect:

(a)          Payment of the amount of Three Million Dollars ($3,000,000) with interest thereon, extension and other fees, late charges and attorney's fees, according to the terms of the Promissory Note, and all extensions, modifications, renewals or replacements thereof; and

(b)          Payment, performance and observance by Lumea of each agreement, term, provision and condition contained herein, or to preserve any right of Secured Party hereunder, or to protect or preserve the Collateral or any part thereof.

1.3          All of the indebtedness and obligations secured by this Security Agreement are hereinafter collectively called the "Obligation".

Warranties, Covenants And Agreements of Lumea. Lumea represents and warrants that:

(a)          Lumea is the true and lawful owner of the Collateral and has frill power, right and authority to execute and deliver this Security Agreement;

(b)          No defense, setoff, claim or counterclaim exists against Secured Party that could be asserted against Secured Party, whether in any proceeding to enforce Secured Party's interest in the Collateral or otherwise; and

(c)           Lumea has not conveyed, transferred, or assigned the Collateral or any of its rights or interest therein and has not executed any other document or instrument that might prevent or limit Secured Party from operating under the terms and conditions of this Security Agreement.

2.2          Except as set forth in Section 2.7, Lumea will make no other assignment (and will allow no other assignment to be made) of the Collateral or of any right or interest therein without the prior written consent of Easy.

2.3          Lumea does hereby make, constitute and appoint Secured Party, its successors and assigns, Lumea's true and lawful attorney in fact, in Lumea's name, place and stead, or otherwise:

(a)          To do all acts, including the filing of a UCC Financing Statement (including continuation statements and amendments) with the appropriate filing office, and to execute, acknowledge, obtain and deliver any and all instruments, documents, items or things necessary, proper or required as a term, condition or provision of the Collateral or in order to exercise any rights of Lumea under the Collateral or to receive and enforce any performance due Lumea under the Collateral;

(b)          To demand and receive all performances due under or with respect to the Collateral and to take all lawful ways and means for the enforcement thereof and to compromise and settle any claim or cause of action in Lumea arising from or related to the Collateral and give acquittances and other sufficient discharges relating thereto; and

(c)          To file any claim or to take any other action or proceeding, either in its own name or in that of its nominee, or in the name of Lumea or otherwise, to enforce performances due under or related to the Collateral or to protect and preserve the right, title and interest of Secured Party hereunder.

2.4          The power of attorney given herein is a power coupled with an interest and shall be irrevocable so long as any part of the Obligation remains unpaid or unperformed. Secured Party shall have no obligation to exercise any of the foregoing rights and powers in any event.

2.5          No change, amendment or modification shall be made to the Collateral or to the instructions of Lumea contained herein without the prior written approval of Secured Party.

2.6          Lumea, at its cost and expense, shall protect and defend this Security Agreement, all of the rights of Secured Party hereunder and the Collateral against all claims and demands of other parties. Lumea shall pay a11 claims and charges that in the opinion of Secured Party might prejudice, imperil or otherwise affect the Collateral or the Security Interest. Lumea shall promptly notify Secured Party of any levy, distraint or other seizure by legal process or otherwise of any part of the Collateral and of any threatened or filed claims or proceedings that might in any way affect or impair the terms of this Security Agreement.

2.7          The Security Interest, at a11 times, shall be perfected and shall be prior to any other interest in the Collateral other than a security interest granted to Porter Capital for factoring receivables, and any replacement factoring or lending institution. Lumea, on demand, shall promptly pay all costs and expenses of filing and recording, including the costs of any searches, deemed necessary by Secured Party from time to time to establish and determine the validity and the continuing priority of the Security Interest.

2.8          If Lumea shall fail to pay any expenses or charges, to keep all of the Collateral free from other security interests, encumbrances or claims or to perform otherwise as required herein, Secured Party may advance the moneys necessary to pay the same.

3.            EVENTS OF DEFAULT; REMEDIES.

3.1          The occurrence of any of the following events or conditions shall constitute and is hereby defined to be an "Event of Default" under this Security Agreement, the Promissory Note and the Asset Purchase Agreement:

(a)          Any failure to pay any principal or interest or any other part of the Obligation pursuant to the provisions contained in the Promissory Note, when due, and such failure is not remedied within thirty (30) days after receipt by Lumea of written notice of default given by Secured Party to Lumea.

(b)          Any warranty, representation or statement contained in this Security Agreement, the Promissory Note, or any other document or instrument executed or delivered in connection with the Obligation, or made or furnished to Secured Party by or on behalf of Lumea, that shall be or shall prove to have been materially false when made or furnished.

(c)          The filing by Lumea, (or against Lumea) in which Lumea acquiesces or which is not dismissed within sixty (60) days after the filing thereof) of any proceeding under the federal bankruptcy laws now or hereafter existing or any other similar statute now or hereafter in effect; the entry of an order for relief under such laws with respect to Lumea or the appointment of a receiver, trustee, custodian or conservator of all or any part of the assets of Lumea.

(d)          The insolvency of Lumea, or the execution by Lumea, of an assignment for the benefit of creditors; or the convening by Lumea of a meeting of its creditors, or any class thereof, for purposes of effecting a moratorium upon or extension or composition of its debts; or the failure of Lumea to pay its debts as they mature; or if Lumea is generally not paying its debts as they mature.

(e)          The liquidation, termination or dissolution of Lumea if Secured Party is not reasonably reassured of timely payment and performance hereunder and under the Promissory Note.

(f)          Any attachment, garnishment, levy or execution upon, or judicial seizure of, any portion of the Collateral that is not released within thirty (30) days of its execution.

(g)         Subject to Section 2.7, the existence or the filing of any lien or encumbrance against any portion of the Collateral which may impair the first lien position of Secured Party that is not released within thirty (30) days of its attachment.

(h)         The institution of any legal action or proceedings to enforce a lien or security interest in any portion of the Collateral that is not dismissed within thirty (30) days of its institution.

(i)          The abandonment by Lumea of all or any part of the Collateral that is not recovered or otherwise replaced within thirty (30) days of its abandonment.

  The loss, theft or destruction of, or any substantial damage to, any portion of the Collateral that is not replaced, restored or returned within thirty (30) days.

(k)          Lumea's abandonment or cessation of the business of providing Professional Employer Organization or employee staffing services.

3.2          Upon the occurrence of any Event of Default and at any time thereafter while such Event of Default is continuing, Secured Party shall have the following rights and remedies and may do one or more of the following:

(a)          Declare all or any part of the Obligation, including any or all of the Promissory Note, immediately due and payable, and the same, with all costs and charges, shall be collectible thereupon by action at law.

(b)          Pursue any legal remedy available to collect the Obligation, to enforce its title in and right to possession of the Collateral and to enforce any and all other rights or remedies available to it.

(c)          After notice to Lumea, sell such Collateral at public or private sale either with or without having such Collateral at the place of sale. The proceeds of such sale, after deducting therefrom all expenses of Secured Party in collecting and selling the Collateral (including reasonable attorneys' fees) shall be applied to the payment of the Obligation, and any surplus thereafter remaining shall be paid to Lumea or any other person that may be legally entitled thereto. In the event of a deficiency between such net proceeds from the same of the Collateral and the total amount of the Obligation, Lumea, upon demand, shall promptly pay the amount of such deficiency to Secured Party. Secured Party, so far as may be lawful, may purchase all or any part of the Collateral offered at any public or private sale made in the enforcement of Secured Party's rights and remedies hereunder.

3.3          Secured Party shall give Lumea reasonable notice of any sale or other disposition of all or any part of the Collateral. Lumea agrees that notice and demand shall be deemed to be commercially reasonable and effective if such notice is given to Lumea at least ten (10) days prior to such sale or other disposition in the manner provided herein for the giving of notices.

3.4          Lumea shall and does hereby indemnify and hold Secured Party harmless from any and all damages and losses arising as a result of or related to the Collateral, this Security Agreement or the exercise by Secured Party of any of its rights under this Security Agreement, including, without limitation, any judgment, amounts paid in settlement, and all costs and expenses, including reasonable attorneys' fees, incurred in defending or settling any action, suit or proceeding in connection with the foregoing, but excluding damages and losses arising out of or resulting from or relating to the gross negligence or intentional act of Secured Party or its agents or employees.

3.5          All sun-is advanced or paid by Secured Party under the terms hereof, all amounts paid, suffered or incurred by Secured Party in exercising any authority granted herein, including reasonable attorneys' fees, and all other amounts due Secured Party from Lumea in connection with this Security Agreement shall be added to the Obligation, shall be secured by all deeds of trust and other lien and security documents securing the Obligation, shall bear interest at the highest rate payable on any of the Obligation until paid, and shall be due and payable by Lumea to Secured Party immediately without demand.

3.6          Lumea shall pay all costs and expenses, including, without limitation, costs of Arizona Uniform Commercial Code searches, court costs and reasonable attorneys' fees, incurred in enforcing payment and performance of the Obligation or in exercising the right and remedies of Secured Party hereunder whether in civil, probate, bankruptcy or appellate courts. Such court costs and attorneys' fees shall be set by the court and not by jury, shall be included in any judgment obtained by Secured Party, shall be added to the Obligation and shall be secured by this Security Agreement.

3.7          In addition to the remedies provided herein for an Event of Default, Secured Party shall have all the rights and remedies afforded a secured party under the Arizona Uniform Commercial Code and all other legal and equitable remedies allowed under applicable law. No failure on the part of Secured Party to exercise any of its rights hereunder arising upon any Event of Default shall be construed to prejudice its rights upon the occurrence of any other or subsequent Event of Default. No delay on the part of Secured Party in exercising any such rights shall be construed to preclude it from the exercise thereof any time during the continuance of that Event of Default. Secured Party may enforce any one or more remedies or rights hereunder successively or concurrently. By accepting payment or performance of any of the Obligation after its due date, Secured Party shall not thereby waive the agreement contained herein that time is of the essence, nor shall Secured Party waive either its right to require prompt payment or performance when due of the remainder of the Obligation or its right to consider the failure to so pay or perform an Event of Default.

4.          MISCELLANEOUS PROVISIONS.

4.1          Other Security. The acceptance of this Security Agreement by Secured Party shall not be considered a waiver of or in any way to affect or impair any other security that Secured Party may have, acquire simultaneously herewith, or hereafter acquire for the payment or performance of the Obligation, nor shall the taking by Secured Party at any time of any such additional security be construed as a waiver of, or in any way to affect or impair, the Security Interest; Secured Party may resort, for the payment or performance of the Obligation, to its several securities therefor in such order and manner as it may determine.

4.2          No Obligations to Collateral. Secured Party, by accepting this Security Agreement, shall not be subject to any obligation or liability under the Collateral, including without limitation, any duty to perform any of the terms, conditions, provisions or agreements thereof, but any and all such obligations and liabilities shall continue to rest upon Lumea as though this Security Agreement had not been made.

4.3          Modifications. Without notice of demand, without affecting the obligations of Lumea hereunder or the personal liability of any person for payment or performance of the Obligation, and without affecting the Security Interest or the priority thereof, Secured Party, from time to time, may: (i) extend the time for payment of all or any part of the Obligation, accept a renewal Promissory Note therefor, reduce the payments thereon, release any person liable for all or any part thereof, or otherwise change the terms of all or any part of the Obligation; (ii) take and hold other security for the payment or performance of the Obligation and enforce, exchange, substitute, subordinate, waive or release any such security; (iii) join in any extension or subordination agreement; or (iv) release any part of the Collateral from the Security Interest.

4.4          Waiver. Lumea waives and agrees not to assert: (i) any right to require Secured Party to proceed against any guarantor, to proceed against or exhaust any other security for the Obligation, to pursue any other remedy available to Secured Party, or to pursue any remedy in any particular order or manner; (ii) the benefits of any statute of limitations affecting the enforcement hereof; (iii) demand, diligence, presentment for payment, protest and demand, and notice of extension, dishonor, protest, demand and nonpayment, relating to the Obligation; and (iv) any benefit of, and any right to participate in, any other security now or hereafter held by Secured Party.

4.5          Assignment; Delegation. No party may assign any of its rights under this Security Agreement, or delegate any performance under this Security Agreement, in whole or in part, whether they are voluntary, involuntary, by merger, consolidation, dissolution, operation of law, or any other manner, except with the prior written consent of the other party, which consent may be withheld for any reason or no reason. For purpose of this Section: (i) a change of control or a change of ownership is deemed an assignment of rights; and (ii) "merger" refers to any merger in which a party participates, regardless of whether it is the surviving or disappearing corporation. Any purported assignment of rights or delegation of performance in violation of this Section is null and void.

4.6          Successors and Assigns. This Security Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors, heirs, representatives and assigns, as the case may be; provided, however, that no party shall assign or delegate this Security Agreement or any of the rights or obligations created hereunder without the prior written consent of the other party. This Security Agreement shall not confer upon any person not a party to this Security Agreement, or the legal representative of such person any rights or remedies of any nature or kind whatsoever under or by reason of this Security Agreement.

4.7          Expenses. Except as otherwise expressly provided in this Security Agreement, the parties hereto shall bear their respective expenses incurred in connection with the preparation, execution and performance of this Security Agreement and the transactions contemplated hereby, including, without limitation, all fees and expenses of agents, representatives, counsel and accountants.

4.8          Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been given or made, if delivered personally or transmitted by telex, telecopy or telegram, on the date so delivered or transmitted, if sent by Federal Express or other reputable national overnight carrier, on the next business day after the date so sent, or if mailed by registered or certified mail (postage prepaid, return receipt requested), on the fifth business day after the date so mailed, to the parties at the following addresses.

         if to Sellers, to:    Easy Staffing Services, Inc.
[address]
Scottsdale, AZ 85266
Attention: Cliff Blake, President

         if to Lumea, to:    Lumea, Inc
7430 E. Butherus Dr., Suite C
Scottsdale, Arizona 85260
Attention: Mr. Edmond L. Lonergan

or to such other persons or at such other addresses as shall be furnished by any party by like notice to the other, and such notice or communication shall be deemed to have been given or made as of the date so delivered or transmitted, on the next business day after the date so sent by overnight courier or on the fifth business day after the date so mailed.

4.9          Entire Agreement. This Security Agreement, together with the Annexes and Exhibits attached hereto, represents the entire agreement and understanding of the parties hereto with reference to the transactions set forth herein, and no representations, warranties or covenants have been made in connection with this Security Agreement, either express or implied, other than those expressly set forth herein, in the Annexes or in the certificates, agreements and other documents delivered in connection with the transactions contemplated hereby. This Security Agreement supersedes all prior negotiations, discussions, correspondence, communications, understandings and agreements between the parties relating to the subject matter of this Security Agreement and all prior drafts of this Security Agreement, all of which are merged into this Security Agreement.

 4.10          Third Parties. No term or provision of this Security Agreement is for the benefit of any person who is not a party hereto, and no such party will have any right or cause of action hereunder.

 4.11          Waivers, Amendments and Remedies. This Security Agreement may be amended, superseded, canceled, renewed or extended, and the terms hereof may be waived, only by a written instrument signed by Seller and Purchaser or, in the case of a waiver, by the party waiving compliance. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any waiver on the part of any party of any such right, power or privilege, nor any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.

 4.12          Section Headings. The Section headings contained in this Security Agreement are solely for convenience of reference and shall not affect the meaning or interpretation of this Security Agreement or of any term or provision hereof.

 4.13          Counterparts. This Security Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

 4.14          Facsimile and Electronic Signatures. Signatures received via facsimile or other electronic means, including in a digitally produced format (.tif, .pdf, .doc, ..gif., etc.), will be deemed originals, unless otherwise expressly set forth in a clear and conspicuous manner elsewhere on the page or file that contains the facsimile or electronic signature.

 4.15          Enforcement Costs. If either party institutes an action or proceeding to enforce any rights arising under this Security Agreement, the party prevailing in such action or proceeding will be paid all reasonable attorneys' fees and costs to enforce such rights by the other party, such fees and costs to be set by the court, not by a jury, and to be included in the judgment entered in such proceeding.

 4.16          Governing Law. This Security Agreement is made in and shall be governed by and construed in accordance with the laws of the State of Arizona without giving effect to the principles of conflicts of law thereof.

4.17          Annexes, Exhibits and Schedules. The Annexes, Exhibits and Schedules attached hereto are a part of this Security Agreement as if fully set forth herein. All references herein to Sections, Clauses, Annexes, Exhibits and Schedules shall be deemed references to such parts of this Security Agreement, unless the context shall otherwise require. Any description or disclosure set forth in any attachment hereto shall be deemed incorporated in all other attachments hereto to the extent applicable.

[Signature page follows]

IN WITNESS WHEREOF, this Security Agreement has been executed and delivered on behalf of and in the name of Lumea on the date indicated above.

LUMEA, INC., a Nevada corporation

By:	/s/ Edmond L. Lonergan
Its:	President

EASY STAFFING SERVICES, INC., a Delaware corporation

By:	/s/ Cliff Blake
Its:	CEO

STATE OF ARIZONA	)
) ss
County of ______________	)

The foregoing instrument was acknowledged before me this _______ day of _________________________, 2009, by __________________________________________ the _________________________ of Lumea, Inc., a Nevada corporation, for and on behalf of the company.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

Notary Public
My Commission Expires:

___________________

EXHIBIT A

Collateral

The Collateral means all of the right, title, and interest that Lumea possesses in and to all of its assets, including all of its:

(i)          intellectual property, goodwill associated therewith, licenses and sublicenses granted and obtained with respect thereto, and rights thereunder, remedies against infringements thereof, and rights to protection of interests therein under the laws of all jurisdictions;

(ii)         leases (including equipment leases), subleases, and rights thereunder, and improvements, fixtures, and fittings thereon;

(iii)        agreements, contracts, indentures, mortgages, instruments, security interests, guaranties, other similar arrangements, and rights thereunder;

(iv)        accounts, notes, and other receivables;

(v)         tangible personal property (such equipment, supplies, and furniture);

(vi)        claims, deposits, prepayments, refunds, causes of action, choses in action, rights of recovery, rights of set off, and rights of recoupment (including any such item relating to the payment of taxes);

(vii)       franchises, approvals, permits, licenses, orders, registrations, certificates, variances, and similar rights obtained from governments and governmental agencies to the extent assignable or transferable;

(viii)      books, records, ledgers, files, documents, correspondence, lists, plats, architectural plans, drawings, and specifications, creative materials, advertising and promotional materials, studies, reports, and other printed or written materials; and

(ix)         cash.